SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 5, 2007
Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut		06702

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On April 5, 2007 Webster Financial Corporation issued a press release regarding certain first quarter 2007 earnings information. A copy of that press release is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(a)      Not applicable.
(b)      Not applicable.
(c)      Not applicable.
(d)      Exhibits.

Exhibit
No.	Description

99.1	Press Release dated April 5, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
Date: April 5, 2007	By:	/s/ Gerald P. Plush
Gerald P. Plush
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated April 5, 2007